Rule 497(e)

Registration Nos. 333-174332 and 811-22559

FIRST TRUST EXCHANGE-TRADED FUND IV
(the “Trust”)

FIRST TRUST TACTICAL HIGH YIELD ETF
(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS, SUMMARY PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 15, 2020

Notwithstanding anything to the contrary in the Fund’s prospectus, summary prospectus or statement of additional information, effective May 15, 2020, the Fund’s investment strategies are revised in the following manner:

1. The Fund’s stated policy to invest no more than 30% of its net assets (including investment borrowings) in U.S. exchange-traded futures contracts and options on futures contracts is deleted and the Fund instead may invest in listed and over-the-counter derivatives (collectively, “Derivative Instruments”) to the extent permitted by the listing rules of the Fund’s Exchange. Additionally, for purposes of complying with Fund’s stated policy to invest at least 80% of its net assets (including investment borrowings) in high yield debt securities (as described in the Fund’s prospectus), such Derivative Instruments with comparable economic characteristics to high yield debt securities may be used to satisfy the 80% requirement.

2. The Fund may receive equity, warrants, corporate bonds and other such securities (i) in conjunction with the restructuring or reorganization, as applicable, of an issuer or any debt issued by an issuer, whether accomplished within or outside of a bankruptcy proceeding (or any other similar statutory restructuring or reorganization proceeding) or (ii) together with (e.g., as part of a unit or package that includes) one or more high yield debt securities (or other debt instruments) of an issuer.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS, SUMMARY PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE